UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report: (Date of earliest event reported) November 14, 2016


                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
                   (Exact name of registrant as specified in
                                    charter)

                                    Colorado
                ------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                           1600 Broadway, Suite 1600
      000-54582                 Denver, CO 80202               46-5221947
--------------------      ------------------------------     ---------------
   (Commission File       (Address of Principal Executive    (IRS Employer
       Number)                Offices and Zip Code)      Identification Number)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 18, 2014 the Company borrowed $600,000 from Slainte Ventures, LLC. The loan was evidenced by a promissory note that was due and payable on December 18, 2016.

     On November 14, 2016 the note was amended such that:

     o    the maturity date of the note was extended to December 30, 2017; and

     o with the agreement of the Company, the note could be converted into shares of the Company's common stock.

     The number of shares to be issued upon a conversion of the note will be determined by dividing the dollar amount of the principal to be converted by the Conversion Price. The Conversion Price is 70% of the average closing price of the Company's common stock for the ten business days immediately preceding the date of the Conversion.

     On November 16, 2016 Slainte Ventures converted $100,000 of the principal amount of the Note into 72,626 shares of the Company's common stock

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      See Item 1.01 of this report.

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES

     The Company relied upon the exemption from registration provided by Section 4(a)2 of the Securities Act of 1933 with respect to the issuance of the securities described in Item 1.01 of this report. The purchaser of these securities was an accredited investor who was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The purchaser acquired these securities for its own account. The securities cannot be sold unless pursuant to an effective registration statement or an exemption from registration.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED CANNABIS CORPORATION


Dated:  November 18, 2016             By:  /s/ Chad Ruby
                                          ------------------------------
                                          Chad Ruby
                                          Chief Operating Officer